                                                                    EXHIBIT 4.3






============================================================================



                       UNION PLANTERS HOME EQUITY CORP.,

                                   Depositor,


                                      and


                      ----------------------------------,

                                    Trustee



                        --------------------------------

                                    FORM OF
                                TRUST AGREEMENT
                           Dated              , 20
                                 ---------- --    --

                        --------------------------------




                       Mortgage Pass-Through Certificates
                                  Series 20_-_



===============================================================================

                               TABLE OF CONTENTS


ARTICLE I
                                  DEFINITIONS

         Section 1.01.       Defined Terms........................................................................1

ARTICLE II
                   CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.       Conveyance of the Underlying Certificates...........................................10
         Section 2.02.       Issuance of Certificates Evidencing Interests in the Trust Fund.....................12
         Section 2.03.       Representations, Warranties and Covenants of the Depositor..........................12

ARTICLE III
                 ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

         Section 3.01.       Administration of the Trust Fund and the Underlying
                             Certificates........................................................................13
         Section 3.02.       Collection of Monies................................................................13
         Section 3.03.       Establishment of Certificate Account; Deposits in
                             Certificate Account.................................................................14
         Section 3.04.       Permitted Withdrawals From the Certificate Account..................................15
         Section 3.05.       Payments............................................................................15
         Section 3.06.       Statements to Certificateholders....................................................17
         Section 3.07.       Access to Certain Documentation and Information.....................................18
         Section 3.08.       Permitted Investments...............................................................19
        [Section 3.09.       Reports of Certificate Principal Balances to the Clearing Agency....................19

ARTICLE IV
                                THE CERTIFICATES

         Section 4.01.       The Certificates....................................................................19
         Section 4.02.       Registration of Transfer and Exchange of Certificates...............................20
         Section 4.03.       Mutilated, Destroyed, Lost or Stolen Certificates...................................25
         Section 4.04.       Persons Deemed Owners...............................................................25
         Section 4.05.       Appointment of Paying Agent.........................................................25
        [Section 4.06.       Book-Entry Certificates.............................................................26

ARTICLE V
                                  THE TRUSTEE

         Section 5.01.       Duties of Trustee...................................................................27
         Section 5.02.       Certain Matters Affecting the Trustee...............................................28
         Section 5.03.       Trustee Not Liable for Certificates or Underlying Certificates......................28
         Section 5.04.       Trustee May Own Certificates........................................................29
         Section 5.05.       Trustee's Fees; Indemnification.....................................................29
         Section 5.06.       Eligibility Requirements for Trustee................................................30
         Section 5.07.       Resignation and Removal of the Trustee..............................................30
         Section 5.08.       Successor Trustee...................................................................31
         Section 5.09.       Merger or Consolidation of Trustee..................................................31
         Section 5.10.       Appointment of Co-Trustee or Separate Trustee.......................................31
         Section 5.11.       Appointment of Office or Agency.....................................................32
         Section 5.12.       Trustee May Enforce Claims Without Possession of Certificates.......................32
        [Section 5.13.       Filings with the Securities and Exchange Commission.................................33

ARTICLE VI
                         TERMINATION; EVENTS OF DEFAULT

         Section 6.01.       Termination of the Trust Fund.......................................................33
         Section 6.02.       Termination of Underlying Trusts....................................................34

ARTICLE VII
                                 THE DEPOSITOR

         Section 7.01.       Liability of the Depositor..........................................................34
         Section 7.02.       Merger, Consolidation or Conversion of the Depositor................................35
         Section 7.03.       Limitation on Liability of the Depositor............................................35

ARTICLE VIII
                                 TAX PROVISIONS

         Section 8.01.       Trust Administration................................................................36
         Section 8.02.       Prohibited Activities...............................................................36
         Section 8.03.       Tax Matters Person of Underlying Trusts.............................................37

ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.01.       Amendment...........................................................................37
         Section 9.02.       Counterparts........................................................................38
         Section 9.03.       Limitation on Rights of Certificateholders..........................................38
         Section 9.04.       Governing Law.......................................................................39
         Section 9.05.       Notices.............................................................................39
         Section 9.06.       Notices to Rating Agency............................................................40
         Section 9.07.       Severability of Provisions..........................................................40
         Section 9.08.       Successors and Assigns..............................................................40
         Section 9.09.       Article and Section Headings........................................................40


                                    Exhibits

         Exhibit A           Form of Class __ Certificates
         Exhibit B           Form of Class __ Certificates
         Exhibit C           Underlying Certificate Schedule
         [Exhibit D          Form of Transferee Agreement]
         [Exhibit E          Form of Rule 144A Certificate]
         [Exhibit F          Form of Transfer Affidavit and Agreement]
         [Exhibit G          Form of ERISA Representation Letter for Insurance Companies and
                             Bank Collective Investment Funds]

                  THIS TRUST AGREEMENT, dated _____________ __, 20__, between UNION PLANTERS HOME EQUITY CORP., as depositor (the "Depositor") and ________________________, as trustee (the "Trustee").


                             PRELIMINARY STATEMENT

                  The Depositor desires to transfer to the Trust Fund on the date hereof the Underlying Certificates, and the Trustee will issue [___] new Classes of Certificates, as provided herein.

                  The Depositor intends to sell the Mortgage Pass-Through Certificates, Series 20_-_ (the "Certificates"), to be issued hereunder in [___] classes, which in the aggregate will evidence the entire beneficial ownership in the Underlying Certificates.

                  The following table sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of
Certificates:


                                    INITIAL CERTIFICATE
         DESIGNATION                PRINCIPAL BALANCE           MATURITY DATE
         -----------                -----------------           -------------

         Class __                   $________________           _____ __, 20__
         Class __                     [(1)]                     _____ __, 20__

-----------------
[(1)     Although the Class __ Certificates have no actual Certificate Principal
Balance, the initial notional Certificate Principal Balance of the Class __ Certificates is $_____, which corresponds to the aggregate notional Underlying Certificate Principal Balance of the Underlying Residual Certificates as of the Cut-Off Date.]

                  In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01.  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

                  Anticipated Termination Date: Any Payment Date on which the Trustee anticipates that the Trust Fund will be terminated pursuant to Section 6.01.

                  Available Distribution Amount: As of any date of determination, the aggregate amount on deposit in the Certificate Account as of such date of determination, net of any portion thereof which represents amounts payable pursuant to clause (ii), (iii) or (iv) of Section 3.04.

                  Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is registered as owner of that Certificate in the books of the Clearing Agency for that Certificate or in the books of a Person maintaining an account with such Clearing Agency.

                  Book-Entry Certificates:  The Class __ Certificates.

                  Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in the State of _________________ or such other state or states in which the Certificate Account or any account relating to the Underlying Certificates, are located and are required or authorized by law or executive order to be closed.

                  Certificate:  Any Class __ Certificate or Class __
Certificate.

                  Certificate Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section 3.03. Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                  Certificate Principal Balance: With respect to any Class __ Certificate, on any date of determination, an amount equal to the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, as adjusted pursuant to Section 3.05. The Class __ Certificates have no Certificate Principal Balance.

                  Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.02.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a non-United States Person shall be a Holder of a Class __ Certificates for any purposes hereof, and solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee or any affiliate thereof shall be deemed not to be Outstanding Certificates or counted in any way.

                  Class: Collectively, all of the Certificates bearing the same designation.

                  Class __ Certificate: Any one of the Class __ Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A.

                  Class __ Certificate: Any one of the Class __ Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B.

                  Clearing Agency: The Depository Trust Company, or any successor organization or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

                  Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  Closing Date:  _____ __, 20__.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commission: The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned to it under the such Act, then the body performing such duties at such time under such Act or similar legislation.

                  Corporate Trust Office: The principal corporate trust office of the Trustee in the State of ____________ at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at _________________________________________________________, Attention: Corporate
Trust Services.

                  Cut-Off Date: _____ , 20__ (after giving effect to distributions to be made on the Underlying Certificates on _____ [__], 20__ pursuant to the Underlying Agreements).

                  Depositor: Union Planters Home Equity Corp., a Delaware corporation, or its successor in interest.

                  Disqualified Organization: Any of the following: (i) the United States or any possession thereof, any State or political subdivision thereof, or any agency or instrumentality of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class __ Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class __ Certificate to such Person. The terms

"United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

                  Distribution Date: With respect to any Underlying Certificate, "Distribution Date" shall have the meaning assigned thereto in the related Underlying Agreement.

                  Distribution Date Statement: With respect to any Underlying Certificate and any Distribution Date, the monthly remittance report forwarded to the holder of such Underlying Certificate with respect to such Distribution Date pursuant to the related Underlying Agreement.

                  Eligible Account: An account that is any of the following:
(i) maintained with a depository institution the short-term deposits of which have been rated not lower than "___" by the Rating Agency and the long-term deposits of which have been rated not lower than "___" by the Rating Agency,
(ii) an account or accounts the deposits in which such accounts are fully insured to the limits established by the FDIC, provided that any such deposits not so insured shall, to the extent acceptable to the Rating Agency, as evidenced in writing, be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) an account or accounts of a depository institution acceptable to the Rating Agency (as evidenced in writing by the Rating Agency that use of any such account as the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agency).

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificates: The Class __ Certificates.

                  Fannie Mae: Fannie Mae (formerly the Federal National Mortgage Association) or any successor.

                  FDIC: The Federal Deposit Insurance Corporation or any successor.

                  Final Payment Date: The Payment Date set forth in the notice delivered by the Trustee of the final payment of the Certificates pursuant to
Section 6.01.

                  Freddie Mac: Freddie Mac (Formerly known as The Federal Home Loan Mortgage Corporation) or any successor.

                  Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest in the Depositor or in an affiliate of the Depositor and (iii) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Initial Certificate Principal Balance: With respect to any Class of Certificates, the aggregate initial Certificate Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

                  Maturity Date: With respect to each Class of Certificates, the date as designated in the Preliminary Statement hereof.

                  Mortgage Loans: With respect to any Underlying Certificate, the mortgage loans in which such Underlying Certificate evidences a beneficial ownership interest.

                  Non-United States Person: Any Person other than a United States Person.

                  Notice of Final Distribution: With respect to any Underlying Certificate, the notice to be provided pursuant to the related Underlying Agreement to the effect that final distribution on such Underlying Certificate shall be made only upon presentation and surrender thereof.

                  Notice of Termination: Any of the notices given by the Trustee pursuant to Section 6.01(b).

                  Officer's Certificate: As required by this Agreement, a certificate signed by (i) with respect to the Depositor, the Chairman of the Board, the President or a Vice President or and by the Secretary of the Depositor or (ii) with respect to the Trustee, a Responsible Officer.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, which opinion is reasonably acceptable to the Trustee; except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account must be an opinion of Independent counsel. No such opinion of counsel shall be deemed unacceptable by the Trustee merely because such opinion is an opinion of counsel who is an employee of the Person on whose behalf such opinion is rendered unless such opinion of counsel is required to be an opinion of Independent counsel.

                  Outstanding Certificates: With respect to the Certificates, as of the date of determination, all Certificates theretofore executed and delivered under this Agreement except:

                  (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a holder in due course.

                  Ownership Interest: As to any Certificate or Underlying Certificate, any ownership or security interest in such Certificate or Underlying Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Paying Agent: Any Paying Agent appointed by the Trustee in accordance with Section 4.05 hereof.

                  Payment Date: The Business Day immediately following (a) the [__] day of each month or, (b) if such day is not a Business Day, then the Business Day immediately following such [__] day. The anticipated first Payment Date will be _____ __, 20__.

                  Percentage Interest: With respect to any Class __ Certificate, the undivided percentage ownership interest evidenced by such Certificate in all of the Certificates of such Class, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance of such Certificate divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of such Class. With respect to a Class __ Certificate, the undivided percentage ownership interest in such Class, as stated on the face of such Certificate.

                  Permitted Investments:  One or more of the following:

                  (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in one of its two highest short-term rating categories available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances [(which shall each have an original maturity of not more than [__] days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days)] of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by the Rating Agency in one of its two highest short-term rating categories available;

                  (iv) [commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;]

                  (v) a money market fund or mutual fund rated by the Rating Agency in the highest long-term rating category available; and

                  (vi) other obligations or securities that are acceptable to the Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than [___%] of the yield to maturity at par of such underlying obligations. References herein to one of the two highest rating categories available on unsecured long-term debt shall mean [_______________________________________________].

                  Permitted Transferee: Any transferee of a Class __ Certificate other than a Non-United States Person or Disqualified Organization.

                  Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the ERISA and Section 4975 of the Code.

                  Rating Agency: _______________________ or its successors. If such agency and its successor are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee.

                  Realized Loss: With respect to any Underlying Certificate, "Realized Loss" shall have the meaning assigned thereto in the related Underlying Agreement.

                  Record Date: With respect to any Payment Date occurring in the same month as the related Distribution Date, the last Business Day of the month preceding the month in which the related Distribution Date on the Underlying Certificates occurs, and with respect to any Payment Date occurring in the month subsequent to the month in which the related Distribution Date occurs, the last Business Day of the second month preceding the month in which such Payment Date occurs.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Division of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions substantially similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

                  Rule 144A: Rule 144A under the Securities Act of 1933, as amended, as in effect from time to time.

                  Servicer: With respect to each Underlying Certificate and the Mortgage Loans in which such Underlying Certificate evidences a beneficial ownership interest, _____________________, and its successors and assigns, as servicer under the related Underlying Agreement.

                  Termination Date: The Payment Date on which the Trust Fund is terminated pursuant to Section 6.01.

                  Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  Trust Fund: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of:

                  (i) the Underlying Certificates described in the Underlying Certificate Schedule, attached hereto as Exhibit C;

                  (ii)     the Certificate Account; and

                  (iii) all distributions on the Underlying Certificates after the Closing Date.

                  Trustee: _____________________, a [national banking
association], its successor in interest, or any successor trustee appointed as herein provided, as trustee.

                  Trustee Fee: With respect to any Payment Date, the related monthly fee payable to the Trustee as compensation for its activities hereunder, which shall be payable from amounts on deposit in the Certificate Account and which shall be equal to an amount payable at the Trustee Fee Rate on the aggregate Underlying Certificate Principal Balance of the Underlying Certificates immediately prior to the related Distribution Date.

                  Trustee Fee Rate: With respect to any Underlying Certificate, an annual rate equal to _________%.

                  Underlying Certificate: Any one of the mortgage pass-through certificates transferred to the Trustee by the Depositor pursuant to Section 2.01, as from time to time are held as a part of the Trust Fund and as are more fully described in the Underlying Certificate Schedule attached hereto as Exhibit C.

                  Underlying Certificate Principal Balance: With respect to any Underlying Certificate, as of any Distribution Date (following all distributions to be made with respect to the Underlying Certificate on such Distribution Date), and as of any date of determination thereafter until the next succeeding Distribution Date, the principal balance of such Underlying Certificate as set forth in, or calculated in accordance with the terms of the related Underlying Agreement on the basis of, the Distribution Date Statement sent to the Trustee as Underlying Certificateholder relating to such Distribution Date.

                  Underlying Certificateholder: The registered holder of any Underlying Certificate, which following the execution and delivery of this Agreement by the parties hereto, shall be the Trustee for the benefit of the Certificateholders.

                  Underlying Certificate Schedule: The schedule attached as Exhibit C hereto identifying the Underlying Certificates.

                  Underlying Event of Default: An "Event of Default" as defined in the related Underlying Agreement.

                  Underlying Regular Certificates: The classes of Underlying Certificates that represent regular interests in a REMIC.

                  Underlying Residual Certificates: The classes of Underlying Certificates that represent residual interests in a REMIC.

                  Underlying Trust: With respect to any Underlying Certificate, the trust created by the related Underlying Agreement.

                  Underlying Agreement: With respect to any Underlying Certificate, the related agreement, together with all exhibits thereto, pursuant to which such Underlying Certificate was issued.

                  Underlying Trustee: With respect to any Underlying Agreement, the related trustee thereunder.

                  United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax purposes regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

                  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. For so long as the related Classes of Certificates remain outstanding, [___%] of all of the Voting Rights shall be allocated among Holders of the Class __ Certificates and [__%] of the Voting Rights shall be allocated to the Holders of the Class __ Certificates; provided, however, that any Certificate registered in the name of the Depositor, the Trustee or any affiliate thereof shall be deemed not to have any Voting Rights.

                  All other capitalized terms used herein, if not otherwise defined herein and unless the context otherwise requires, shall have the respective meanings set forth in the applicable Underlying Agreements.


                                   ARTICLE II

                   CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

                  Section 2.01.  Conveyance of the Underlying Certificates.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to any and all benefits accruing to the Depositor from (a) the Underlying Certificates, and all payments thereon to be made after _____, 20__; (b) the Certificate Account and all investments therein and proceeds thereof, whether in the form of cash, instruments, securities or any other properties; and (c) proceeds of the foregoing (including, but not by way of limitation, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) (collectively, the "Trust Fund").

                  In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Trustee each of the Underlying Certificates, together with the following documents or instruments relating to each Underlying
Certificate:

                           (i) either (A) a duly issued and authenticated certificate endorsed to "____________, as trustee under the Trust Agreement, dated _____ __, 20__, relating to the Union Planters Home Equity Corp. Mortgage Pass-Through Certificates, Series 20_-_," together with such documents as shall be necessary to cause registration of transfer of such certificate to be made and to obtain a duly issued and authenticated certificate in such name, or (B) definitive evidence that each Underlying Certificate in uncertificated or book-entry form, or held through a "clearing corporation" within the meaning of the New York Uniform Commercial Code, is registered directly or on the books of such clearing corporation or of a financial intermediary in the name of the Trustee for the benefit of the Certificateholders;

                           (ii)     a copy of the related Underlying Agreement;
         and

                           (iii) copies of the most recent Distribution Date Statements delivered to the related Underlying Certificateholder with respect to the Underlying Certificate.

                  The Trustee hereby acknowledges the receipt by it of the Underlying Certificates and the other documents and instruments referenced above, and declares that it holds and will hold such Underlying Certificates, such other documents and instruments and that it holds and will hold all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The transfer of the Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except as provided in Sections 2.02, 3.02(b) and 6.01 hereof, the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying Certificates or any other asset constituting the Trust Fund or permit the Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

                  Promptly after the Closing Date, the Trustee shall cause registration of transfer of each Underlying Certificate to be made and shall obtain, in exchange for the documents and instruments specified in Section 2.01(i), a duly issued and authenticated certificate registered in the name specified in Section 2.01 in respect of such Underlying Certificate. The Depositor shall promptly remit to the Trustee (by wire transfer of immediately available funds on the date of receipt) any amounts received by the Depositor in respect of any Underlying Certificate on or following the date hereof.

                  It is intended that the conveyance of the Underlying Certificates by the Depositor to the Trustee as provided in this Section be, and be construed as, an absolute sale of the Underlying Certificates by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the ____________ Uniform Commercial Code and the Uniform Commercial Code of any applicable jurisdiction;
(b) the conveyance provided for in this Section and Section 2.02 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Underlying Certificates and all amounts payable to the Holders of the Underlying Certificates after the Closing Date in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or its agent of Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the ______________ Uniform Commercial Code and the Uniform Commercial Code of any applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees, or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee, at the Depositor's direction, shall to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificates and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  Section 2.02. Issuance of Certificates Evidencing Interests in the Trust Fund.

                  The Trustee acknowledges the assignment to it of the Underlying Certificates and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                  Section 2.03. Representations, Warranties and Covenants of the Depositor.

                  The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders, as of the Closing Date, that immediately prior to the assignment of the Underlying Certificates to the Trustee, the Depositor had good title to, and was the sole owner of, each Underlying Certificate free and clear of any pledge, lien, encumbrance or security interest and such assignment validly transfers ownership of the Underlying Certificates to the Trustee, free and clear of any pledge, lien, encumbrance or security interest.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the Underlying Certificates to the Trustee.

                  Upon discovery by either the Depositor or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Underlying Certificate, the party discovering such breach shall give prompt written notice to the other party. In the event of such breach, the Depositor shall have [__ days], from the earlier of the discovery by the Depositor of such breach or the receipt of such written notice, to cure such breach in all material respects or repurchase such Underlying Certificate as provided below. If the Depositor fails to cure such breach, the Depositor shall deposit into the Certificate Account on the next succeeding Distribution Date an amount equal to [___%] of the then outstanding Underlying Certificate Principal Balance of such Underlying Certificate, together with the sum of accrued interest on such Underlying Certificate Principal Balance to the first day of the month in which the proceeds of such repurchase are to be distributed and the aggregate of all previously unpaid Available Interest Shortfall Amounts in respect of such Underlying Certificate. Upon the deposit of such amount, the Trustee is hereby authorized and shall, at the Depositor's written direction and expense, take such actions and execute such documents and instruments as shall be necessary to reconvey to the Depositor the Ownership Interest in such repurchased Underlying Certificate.



                                  ARTICLE III

                 ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

                  Section 3.01. Administration of the Trust Fund and the Underlying Certificates.

                  If at any time the Trustee, as an Underlying
Certificateholder, is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of the related Underlying Agreement or if an Underlying Event of Default occurs under the related Underlying Agreement, the Trustee, in its capacity as an Underlying Certificateholder, may take such action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, but only in accordance with the written directions of Holders of Certificates entitled to at least [___%] of the Voting Rights. [The Trustee shall promptly notify all of the Certificateholders in writing of any such request.]

                  Section 3.02.  Collection of Monies.

                  (a) In connection with its receipt of any distribution on an Underlying Certificate on any Distribution Date, the Trustee shall review the related Distribution Date Statement and shall confirm that the information contained therein is arithmetically consistent; provided, however, that the Trustee shall have no obligation to recompute, recalculate or verify any underlying information from which the information in the Distribution Date Statement is derived. The Trustee shall review each Distribution Date Statement received with respect to the Underlying Certificates and use its reasonable efforts to obtain any Distribution Date Statement not timely received and any missing information required to be disclosed in the Distribution Date Statement pursuant to the Underlying Agreement to the extent such information is needed to its perform its duties hereunder. In the event that the Trustee is unable to obtain any Distribution Date Statement or any such information, the Trustee shall notify the Depositor and the Trustee and the Depositor shall cooperate in obtaining the Distribution Date Statement or missing information from the Underlying Trustee. The Trustee shall not be under any obligation to contact any Underlying Trustee for information in the Distribution Date Statements which is not required by the Underlying Agreement.

                  If the Trustee shall not have received a distribution on any Underlying Certificate by the close of business on the date on which such distribution was expected to be received by the Trustee, the Trustee shall notify the trustee or other party responsible for effectuating distributions under the related Underlying Agreement, and (i) if such distribution shall not have been received by the Trustee [___] Business Day following such notice or [(ii) a Responsible Officer of the Trustee shall gain actual knowledge of any Underlying Event of Default under and as defined in any Underlying Agreement, the Trustee shall promptly notify the Depositor and the Certificateholders in writing and such parties shall proceed in accordance with the terms and conditions of Section 3.01]. The Trustee shall notify the Depositor if any trustee or other party responsible for effecting distributions under the related Underlying Agreement discontinues making payments by wire transfer and sends them by regular or express mail. With respect to each Underlying Agreement for which the Trustee is the underlying trustee, the Trustee shall make all payments with respect to the related Underlying Certificate by wire transfer in immediately available funds.

                  (b) Except as otherwise provided in Section 6.01, upon its receipt of a Notice of Final Distribution, the Trustee shall present and surrender the Underlying Certificate to which such notice applies for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such Notice of Final Distribution. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of any Underlying Certificate.

                  Section 3.03. Establishment of Certificate Account;
                                Deposits in Certificate Account.

                  (a)      The Trustee, for the benefit of the
Certificateholders, shall establish and maintain one or more accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account, entitled "___________________, in trust for the registered holders of Union Planters Home Equity Corp. Mortgage Pass-Through Certificates, Series 20_-_," held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Certificate Account on a daily basis:

                           (i) all distributions due and received on the Underlying Certificates subsequent to the Cut-off Date;

                           (ii) any amounts received in connection with the sale of the Underlying Certificates pursuant to Section 6.01; and

                           (iii) any other amounts specifically required to be deposited in the Certificate Account hereunder.

                  The foregoing requirements for deposit in the Certificate Account shall be exclusive.

                  (b) Funds in the Certificate Account may be invested by the Trustee in Permitted Investments in accordance with the provisions set forth in Section 3.08.

                  Section 3.04. Permitted Withdrawals From the Certificate Account.

                  The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                           (i) to make payments in the amounts and in the manner provided for in Section 3.05;

                           (ii) to pay itself any Trustee Fee and, to the extent not previously paid, any unpaid Trustee Fees, and the costs incurred by it in making certain filings with the Commission pursuant to Section 5.12;

                           (iii) to pay itself any investment income on amounts in the Certificate Account;

                           (iv) to reimburse the Depositor or the Trustee for expenses incurred by and reimbursable to the Depositor or the Trustee pursuant to Section 5.05 or Section 7.03 or to pay any tax pursuant to Section 860E(e)(6) of the Code, except as otherwise provided in such sections; and

                           (v) to clear and terminate the Certificate Account upon the termination of this Agreement.

                  The Trustee shall determine the Payment Date in accordance with the definition thereof. On each Payment Date (other than with respect to the investment income in clause (iii) above, which may be paid on any date), the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in Sections 3.04 and 3.05.

                  Section 3.05.  Payments.

                  (a) On each Payment Date, the Trustee shall withdraw from the Certificate Account all Available Distribution Amount then on deposit, and the Trustee or the Paying Agent appointed by the Trustee shall pay such Available Distribution Amount in the following amounts and order of priority, in each case to the extent of the remaining Available Distribution Amount:

                           (i)      [to the Holders of the Class __
         Certificates, an amount equal to the excess of (A) interest and principal in respect of the Underlying Regular Certificates to the extent received by the Trustee on or before the related Distribution Date and not previously paid over (B) amounts paid since the prior Payment Date pursuant to clauses (ii) and (iv) of Section 3.04; and]

                           [(ii)    to the Holders of the Class __
         Certificates, an amount equal to principal, interest and any other amounts in respect of the Underlying Residual Certificates, to the extent received by the Trustee on or before the related Distribution Date and not previously paid.]

                  After making the foregoing payments, the Trustee will adjust the Certificate Principal Balance of the Class __ Certificates to equal the aggregate outstanding principal balance of the Underlying Regular Certificates.

                  (b) All payments made with respect to each Class on any Payment Date shall be allocated pro rata among the Outstanding Certificates of such Class based upon their respective Percentage Interests. Payments to the Certificateholders of each Class on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee or the Paying Agent in writing at least [____ Business Days] prior to the related Record Date (which notification shall need to be made only once) and if such Certificateholder is the registered owner of Certificates with an aggregate Initial Certificate Principal Balance of not less than $_______________, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

                  (c) Except as otherwise provided in Section 6.01, whenever the Trustee expects that the final payment with respect to any Class of Certificates will be made on the related Payment Date based on information in the Distribution Date Statements, the Trustee shall mail on the Business Day prior to such Payment Date to each Holder of such Class of Certificates a notice to the effect that:

                           (i) the Trustee expects that the final payment with respect to such Class of Certificates will be made on such Payment Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified; and

                           (ii)     no interest shall accrue on such
         Certificates from and after such Payment Date.

Upon presentation and surrender of the Certificates by the Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 3.05(a). Any funds not distributed on such Payment Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the account of the appropriate non-tendering Certificateholders. If any Certificates as to which notice has been given pursuant to this Section 3.05(c) shall not have been surrendered for cancellation within [___ months] after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. [If within ___ year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates.] The costs and expenses of maintaining such funds and of contacting

Certificateholders shall be paid out of the assets which remain held. [If within ___ years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts uninvested for the benefit of such Holders.] No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificates for final payment thereof in accordance with this Section 3.05(c). Notwithstanding the foregoing, if in the Trustee's judgment, the escheat or unclaimed property laws of the relevant jurisdiction provide for different procedures regarding unclaimed funds, the Trustee shall abide by such procedures.

                  Section 3.06.  Statements to Certificateholders.

                  On each Payment Date, the Trustee shall prepare (based, in part and as applicable, on information in the Distribution Date Statements), and shall forward by mail, a statement to each Certificateholder and to the Depositor stating:

                           (i) the Available Distribution Amount for such Payment Date;

                           (ii) with respect to such Payment Date, amounts of interest and principal (and other amounts if applicable) distributed to the Certificateholders of each Class of Certificates on such Payment Date pursuant to Section 3.05;

                           (iii) the Certificate Principal Balance of the Class __ Certificates after giving effect to payments and other adjustments on such Payment Date;

                           (iv) the amount of the Trustee Fee for such Payment Date paid to the Trustee on such Payment Date; the amounts of any previously unpaid Trustee Fees paid to the Trustee on such Payment Date and any accrued but unpaid Trustee Fees receivable by the Trustee on future Payment Dates; and amounts paid to the Trustee on such Payment Date pursuant to Section 3.04(iv) and any unpaid amounts receivable on future Payment Dates;

                           (v) [with respect to the Mortgage Loans in each Underlying Trust, the amount and percent of delinquencies (broken down by __ days, __ days and __ days), foreclosures and REO;]

                           (vi) the Realized Losses, if any, allocated to the Underlying Certificates, by Underlying Trust, on the immediately preceding Distribution Date and to the Class __ Certificates on that Payment Date and the aggregate Realized Losses, if any, allocated to the Underlying Certificates, by Underlying Trust, and to the Class __ Certificates through that Payment Date;

                           (vii) with respect to each Underlying Trust, the coverage amount or principal balance of the related pool insurance policy, special hazard policy, special hazard fund and letter of credit, as applicable, after application of any covered losses on the immediately preceding Distribution Date and the cumulative covered losses applied to such type of credit enhancement through the immediately preceding Distribution Date;

                           (viii)   the shortfall of interest, if any,
         allocated to Holders of the Underlying Regular Certificates on the immediately preceding Distribution Date that have reduced the amount of interest distributed to the holders of the Class __ Certificates on that Payment Date and the aggregate amounts of shortfall of interest, if any, allocated to Holders of the Underlying Regular Certificates that have reduced the amount of interest distributed to the holders of the Class __ Certificates through that Payment Date; and

                           (ix) the aggregate Underlying Certificate Principal Balances of the Underlying Certificates as of the close of business on the immediately preceding Distribution Date.

                  In the case of the information furnished pursuant to clause
(ii) above, the amounts shall also be expressed as a dollar amount per [$_____] of the applicable Class.

                  In addition, the Trustee promptly will furnish to Certificateholders and the Depositor copies of any notices, statements, reports (other than any servicing reports) or other communications, including any Distribution Date Statements, for each Distribution Date received by the Trustee as the Underlying Certificateholder.

                  On or before [the date of this Agreement] of each calendar year, beginning with calendar year 20__, the Trustee shall prepare, or cause to be prepared, and deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                  [Upon the request of any Certificateholder, the Trustee shall furnish to such holder such information with respect to the Trust Fund and the Certificates as is reasonably requested by such holder for purposes of enabling such holder to satisfy the applicable informational requirements under Rule 144A or otherwise, to the extent that the Trustee possesses such information or can obtain possession of such information without incurring undue burden or expense.]

                  Section 3.07. Access to Certain Documentation and
Information.

                  The Trustee shall provide to the Certificateholders access to the Underlying Certificates and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded at a reasonable charge but only upon reasonable written request and during normal business hours at offices designated by the Trustee.

                  Section 3.08.  Permitted Investments.

                  The Trustee may invest or direct any institution maintaining the Certificate Account to invest the funds in such Certificate Account in Permitted Investments, which shall mature not later than the Business Day immediately preceding the next Payment Date (except that, any investment in the institution with which the Certificate Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee or its nominee. All income and gain received from any such investment shall be deposited in the Certificate Account, and may only be withdrawn and applied for the purposes set forth in Section 3.04. The Trustee in its individual capacity, shall deposit in the Certificate Account the amount of any loss incurred in respect of such Permitted Investments immediately upon realization of such loss.

                  [Section 3.09. Reports of Certificate Principal Balances to the Clearing Agency.

                  If and for so long as any Certificate is held by the Clearing Agency, on the second Business Day before each Payment Date, the Trustee shall give oral notice to the Clearing Agency (and shall promptly thereafter confirm in writing) the following: (a) the amount of interest and principal to be distributed on the Certificates of such Class on the upcoming Payment Date, as reported in the related remittance report, (b) the Record Date for such distribution, (c) the Payment Date for such distribution and (d) the aggregate Certificate Principal Balance of each Class of Certificates reported in such month.]


                                   ARTICLE IV

                                THE CERTIFICATES

                  Section 4.01.  The Certificates.

                  The Certificates will be substantially in the respective forms annexed hereto as Exhibit A and Exhibit B. The Certificates will be issuable in [registered form only]. The Class __ Certificates will be issuable in denominations evidencing initial Certificate Principal Balances of not less than $[______] and integral multiples of $[______] in excess thereof, except that one Certificate of such Class may be issued in an amount evidencing the sum of the authorized minimum denomination thereof and the remainder of the aggregate initial Certificate Principal Balance of such Class. The Class __ Certificates will each be issuable in denominations of any Percentage Interest representing [____]% and multiples of [_____]% in excess thereof, except that one Certificate of such Class may be issued with a Percentage Interest representing [_____%], as provided in Section 8.03.

                  The Certificates shall, on original issue, be executed and authenticated by the Trustee, not in its individual capacity but solely as Trustee, and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the Underlying Certificates and any other documents that are required by this Agreement or that the Trustee may reasonably request. The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  Section 4.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section 4.02 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar (if not the Trustee) shall provide the Trustee with a certified list of Certificateholders as of each Record Date prior to the Payment Date. Upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest. In addition, the Trustee shall notify the Depositor of every proposed transfer or exchange of the Certificates.

                  (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  [(c)     Except as provided in Section 4.02(d) no transfer,
sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and such transfer will not result in the registration of the Trust Fund as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the applicable securities laws of any state or other jurisdiction or is registered or qualified in accordance with the 1933 Act and such laws. In the event that a Transfer of a Certificate is to be made, (i) the Depositor may direct the Trustee to require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such Transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, and that such Transfer will not result in the Trust Fund being deemed an "investment company" under the 1940 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require the Transferee to execute an investor representation letter, substantially in the form of Exhibit D hereto (a "Transferee Agreement"), acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Trustee and the Depositor the facts surrounding such Transfer, which Transferee Agreement shall not be an expense of the Trustee or the Depositor; provided however that such Transferee Agreement will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.]

                  [The Holder (including the Depositor) of a Certificate desiring to effect such transfer, sale, pledge or other disposition shall, and by acceptance of such Certificate agrees to, indemnify the Trustee and the Depositor and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with the 1933 Act and state laws or results in the registration of the Trust Fund as an "investment company" under the 1940 Act. Moreover, the Holder (including the Depositor) of each Certificate, by accepting such Certificate, covenants with the Depositor and the Trustee that neither such Holder nor anyone acting on its behalf will (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, that would result in the registration of the Trust Fund as an "investment company" under the Investment Company Act of 1940, that would require registration or qualification pursuant thereto, or that would constitute a sale or other transfer of the Certificates, except in compliance with the provisions of this Agreement.]

                  [(d)     No transfer of the Class __ Certificates may be made
except to "qualified institutional buyers" who have complied with the requirements of this Section 4.02(d) hereof and who constitute Permitted Transferees or to the Depositor or an Affiliate of the Depositor. Transfers of each Class of Certificates may be made in accordance with this Section 4.02(d) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit E attached hereto (a "Rule 144A Certificate"), which Rule 144A Certificate shall not be an expense of the Trustee or the Depositor, and which Rule 144A Certificate states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(c) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(d) by the Depositor. The Holder (including the Depositor) of a Certificate desiring to effect any such Transfer hereunder does hereby agree to indemnify the Trustee and the Depositor and the Certificate Registrar against any liability that may result if the Transfer is not made in accordance with federal and state laws and this Agreement.]

                  (e)(i) Each Person who has or who acquires any Ownership Interest in a Class __ Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class __ Certificate are expressly subject to the following provisions:


                           (A) Each Person holding or acquiring any Ownership Interest in a Class __ Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.


                           (B) In connection with any proposed Transfer of any Ownership Interest in a Class __ Certificate to a United States Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Class __ Certificate until its receipt of an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit F) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class __ Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class __ Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(e) and agrees to be bound by them.


                           (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to and working in relation to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee or that the proposed Transferee is acting as a nominee, trustee, or agent for any Person who is not a Permitted Transferee in acquiring an Ownership Interest in a Class __ Certificate, no Transfer of an Ownership Interest in a Class __ Certificate to such proposed Transferee shall be effected.


                           (D)      Each Person holding or acquiring an
         Ownership Interest in a Class __ Certificate shall agree to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class __ Certificate.

                           (E)      Each Person holding or acquiring an
         Ownership Interest in a Class __ Certificate shall agree not to transfer such Ownership Interest if (1) a purpose of such transfer is or will be to impede the assessment or collection of any tax, (2) the Transferor knows or believes that any representation contained in the proposed Transferee's Transfer Affidavit and Agreement is false, or
         (3) the Transferor has any actual knowledge that the proposed Transferee is not a Permitted Transferee.


                           (F)      Each Person holding or acquiring an
         Ownership Interest in a Class __ Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class __ Certificate, if it is a "pass-through interest holder," or is holding an Ownership Interest in a Class __ Certificate on behalf of a "pass-through interest holder."


                           (ii) The Trustee will register the Transfer of any Class __ Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class __ Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

                           (iii)(A) If any Disqualified Organization or
         Non-United States Person shall become a holder of a Class __ Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Class __ Certificate. If a transfer of a Class __ Certificate is disregarded pursuant to the provisions of Treasury regulation Sections 1.860E-1(c) or 1.860G-3(a), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class __ Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class __ Certificate that is in fact not permitted by this Section 4.02(e) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.


                           (B) If any purported Transferee shall become a Holder of a Class __ Certificate in violation of the restrictions in this Section 4.02(e) and to the extent that the retroactive restoration of the rights of the last preceding Permitted Transferee of such Class __ Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Class __ Certificate, to sell such Class __ Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class __ Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Depositor, the Trustee itself or any affiliate of the Depositor or the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class __ Certificate as a result of its exercise of such discretion. In addition, the purported Transferee shall be obligated to reimburse the Trustee for any tax imposed on the Trust Fund pursuant to Section 860E(e)(6) of the Code. The Trustee may collect such reimbursement by withholding from the proceeds of selling the Class __ Certificate to a Permitted Transferee or by exercising any other remedies available at law or equity against the purported Transferee.


                           [(iv)    The Trustee shall make available to the
         Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed as a result of the Transfer of an Ownership Interest in a Class __ Certificate to any Person that is a regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code having as among its record holders at any time any Person that is a Disqualified Organization.]


                           (v)      The Trustee may charge and shall be
         entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in Section 4.02(e)(iv).

                  (f) Except as provided in Section 4.02(e)(v), no service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (g) All Certificates surrendered for transfer and exchange shall be canceled and retained or destroyed by the Trustee in accordance with the Trustee's standard procedures.

                  (h) [(1) Certificated Certificates.] The Trustee shall require an Opinion of Counsel from a transferee prior to the transfer of any Certificate to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets"). Such Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel or certification will not be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  [(2)     Book-Entry Certificates. No transfer of all or any
portion of any Class of Book-Entry Certificates that are ERISA Restricted Certificates shall be made to a transferee that is a Plan Investor.]

                  Section 4.03. Mutilated, Destroyed, Lost or Stolen
Certificates.

                  Each Beneficial Owner of such a Certificate shall be deemed to have represented, by virtue of its acquisition of such a Certificate, that it is not a Plan Investor. If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 4.04.  Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Sections 4.02(c) or 4.02(d).

                  Section 4.05.  Appointment of Paying Agent.

                  The Trustee initially shall be the Paying Agent. The Trustee may appoint a Paying Agent for the purpose of making payments to Certificateholders pursuant to Section 3.05. In the event of any such appointment, on or prior to each Payment Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in
Section 3.05, such sum to be held in trust for the benefit of Certificateholders.

                  The Trustee shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                  [Section 4.06.  Book-Entry Certificates.

                  (a) The Book-Entry Certificates will be represented initially by one or more certificates registered in the name of CEDE & Co., as nominee of the Clearing Agency. The Depositor and the Trustee may for all intents and purposes (including the making of payments on the Book-Entry Certificates) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Book-Entry Certificates for as long as those Certificates are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Book-Entry Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book-Entry Certificates shall not be entitled to certificates for the Book-Entry Certificates as to which they are the Beneficial Owners, except as provided in subsection (c) below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Depositor and the Trustee, a Book-Entry Certificate may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Certificate for the account of the respective Clearing Agency Participants and Beneficial Owners.

                  (b) Neither the Depositor nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book-Entry Certificates held by the Clearing Agency, for monitoring or restricting any transfer of beneficial ownership in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

                  (c) The Book-Entry Certificates will be issued in fully-registered, certificated form to Beneficial Owners of Book-Entry Certificates or their nominees, rather than to the Clearing Agency or its nominee, only if (1) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor within [___] days or
(2) the Depositor, at its option, elects to terminate the book-entry system operating through the Clearing Agency. Upon the occurrence of either such event, the Trustee shall notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Certificates through Clearing Agency Participants, of the availability of certificated Certificates. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Certificates as certificated Certificates to the Beneficial Owners identified in writing by the Clearing Agency. Such certificated Certificates shall not constitute Book-Entry

Certificates. All reasonable costs associated with the preparation and delivery of certificated Certificates shall be borne by the Depositor.]


                                   ARTICLE V
                                  THE TRUSTEE

                  Section 5.01.  Duties of Trustee.

                  (a) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and each of the Underlying Agreements. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

                  The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.02, 3.06 and 6.01.

                  (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or other documents (including, but not limited to, all Distribution Date Statements) reasonably believed by the Trustee to be genuine and to have been furnished by the proper party to the Trustee and which on their face, do not contradict the requirements of this Agreement;

                           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than [___]% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                           (iv) Except to the extent provided in Section 5.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 5.02.  Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 5.01:

                           (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement (including any Distribution Date Statement), instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                           (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                           (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                           (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  Section 5.03. Trustee Not Liable for Certificates or Underlying Certificates.

                  The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Underlying Certificates) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of the Underlying Certificates of any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Underlying Certificates deposited in or withdrawn from the Certificate Account by the Depositor.

                  Section 5.04.  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  Section 5.05.  Trustee's Fees; Indemnification.

                  The Trustee shall be entitled to the Trustee Fee for each Payment Date from amounts on deposit in the Certificate Account as compensation for all services rendered by the Trustee and any co-trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee. Such compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The Depositor covenants and agrees to pay or reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from the Trustee's or co-trustee's negligence, willful misconduct or bad faith. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any claim, loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of this Agreement or the Certificates, (iii) being the owner of record with respect to the Underlying Certificates acquired for the benefit of Certificateholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the Certificates entitled to not less than [__% of the Voting Rights]; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to this Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties hereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 5.05 shall survive the termination of this Agreement. Any payment made hereunder by the Depositor to the Trustee shall be from the Depositor's own funds, without reimbursement from the Trust Fund therefor.

                  Section 5.06.  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in City of ______________, _____________ or in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least [$50,000,000] and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.07.

                  Section 5.07. Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time upon [__ days'] prior notice resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within [___] days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (c) The Holders of Certificates entitled to at least [___% of the Voting Rights] may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.08.

                  Section 5.08.  Successor Trustee.

                  (a)      Any successor trustee appointed as provided in
Section 5.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Underlying Certificates and related documents and statements held by it hereunder, and the Depositor, the Trustee and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within [___ days] after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 5.09.  Merger or Consolidation of Trustee.

                  Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporation trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 5.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

                  Section 5.10. Appointment of Co-Trustee or Separate
Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
5.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder successor to the Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 5.11.  Appointment of Office or Agency.

                  The Trustee will maintain an office or agency in the [City of New York] where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at ____________________________________________________ for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 9.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                  Section 5.12. Trustee May Enforce Claims Without Possession of Certificates.

                  All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto and any such proceeding instituted by the

Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                  [Section 5.13. Filings with the Securities and Exchange Commission.

                  The Trustee shall, prepare and file with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed. Notwithstanding the foregoing, within [__] days following the Closing Date, the Depositor shall prepare, and the Trustee shall execute and file with the Commission, a report on Form 8-K setting forth information with respect to the Underlying Certificates included in the Trust Fund on the Closing Date.]


                                   ARTICLE VI

                         TERMINATION; EVENTS OF DEFAULT

                  Section 6.01.  Termination of the Trust Fund.

                  (a) The Trust Fund shall be terminated upon the earliest of (i) the payment in full of the Certificates pursuant to Section 3.05 hereof,
(ii) termination of all of the Underlying Trusts pursuant to Section 6.02 hereof, or (iii) the date that is twenty-one (21) years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                  (b) The Trustee shall give notice (a "Notice of Termination") of the Payment Date on which the Trustee anticipates that the final payment will be made to the Certificateholders. Such Notice of Termination shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable, but in any event, not more than [_____ days, and not less than ___ days], prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

                           (i) specify the Anticipated Termination Date on which the final payment is anticipated to be made to Holders of Certificates of the Classes specified therein;

                           (ii) specify the amount of any such final payment, if known; and

                           (iii)    state that the final payment to
         Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee therein specified.

If the Trust Fund is not terminated on the Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

                  (c) Upon presentation and surrender of the Certificates by the Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 3.05(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 6.01 shall not have been surrendered for cancellation within [six months] after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within [___ year] after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within [___ years] after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.01.

                  Section 6.02.  Termination of Underlying Trusts.

                  As the Holder of the Underlying Residual Certificates, the Trustee has certain rights to cause an optional termination of each of the Underlying Trusts in accordance with the terms of the Underlying Agreements. [The Trustee shall not exercise any such right until (a) the Certificate Principal Balance of the Class __ Certificates is reduced to [__%] or less of the Initial Certificate Principal Balance of the Class __ Certificates, (b) the Trustee's right to cause a termination of each Underlying Trust is presently exercisable, and (c) a majority in interest of the Class __ Certificates directs the Trustee in writing to exercise all of such rights. The Trustee must exercise its rights to terminate all of the Underlying Trusts if any such right is exercised.]


                                  ARTICLE VII

                                 THE DEPOSITOR

                  Section 7.01. Liability of the Depositor.

                  The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

                  Section 7.02. Merger, Consolidation or Conversion of the Depositor.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation or association under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

                  The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 7.03. Limitation on Liability of the Depositor.

                  Neither the Depositor, nor any of the directors, officers, employees or agents of the Depositor, shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. The Depositor, and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, and provided that such action has been consented to by the Holders of Certificates entitled to at least [___%] of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.04.

                                  ARTICLE VIII
                                 TAX PROVISIONS

                  Section 8.01  Trust Administration.

                  For federal income tax purposes, the Trust Fund formed pursuant to this Agreement will be classified as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation.

                  (a)      The Depositor, the Trustee, and the
Certificateholders shall take any action or cause the Trust Fund to take any action necessary to create and maintain the status of the Trust Fund as a grantor trust for federal income tax purposes and shall assist each other as necessary to create or maintain such status.

                  (b)      The Depositor, the Trustee, and the
Certificateholders shall not take any action or cause the Trust Fund to take any action that could endanger the status of the Trust Fund as a grantor trust for federal income tax purposes, unless the Trustee and the Depositor have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status.

                  (c) The Trustee or its designee may employ counsel, accountants and professional assistance to aid in the performance of the accounting necessary for federal and state tax reporting and compliance or the performance of the above powers and duties. The expenses incurred by the Trustee or its designee in connection with the foregoing shall be reimbursed as part of the administrative expenses of the Trust Fund described in Section 3.01 hereof.

                  Section 8.02  Prohibited Activities.

                  (a) No REMIC election has been or will be made with respect to the assets of the Trust.

                  (b) Neither the Trustee nor the Depositor shall permit any modification of any term of any of the Underlying Certificates (including, but not limited to, the interest rate, the principal balance, the amortization schedule, the remaining term to maturity, or any other term affecting the amount or timing of payments on the Underlying Certificates) unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to modify any of the Underlying Certificates) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

                  (c) The Trustee shall not sell or dispose of the Underlying Certificates (except in a disposition pursuant to (i) the default of any Underlying Certificate, (ii) the bankruptcy of the Trust, (iii) the termination of the Trust Fund as set forth in Section 6.01 hereof, or (iv) a disposition of an Underlying Certificate pursuant to Section 2.03 hereof), nor acquire any assets for the Trust, unless it has received an Opinion of Counsel that such sale, disposition, or acquisition will not affect adversely the status of the Trust Fund as a grantor trust under the Code.

                  Section 8.03  Tax Matters Person of Underlying Trusts.

                  _______________________, as servicer of each of the Underlying Trusts, shall acquire a Class __ Certificate, representing a [____]% Percentage Interest in such Class, in order to continue to act as the tax matters person (within the meaning of the provisions of the Code relating to REMICs, which appear at Sections 860A through 860G of the Code, related Code provisions, and regulations, announcements and rulings thereunder, as the foregoing may be in effect from time to time) of each of the REMICs related to the Underlying Trusts as contemplated in the Underlying Agreements.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

                  Section 9.01  Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) or by confirmation of each Rating Agency that the credit ratings assigned to the Certificates will not be downgraded or withdrawn, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

                  (b) This Agreement may also be amended from time to time by the Depositor, and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than [_____%] of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                           (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                           (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of all Holders of Certificates of such Class, or

                           (iii)    reduce the aforesaid percentage of
         Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

                  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not result in a loss of grantor trust status for, or the imposition of a tax on, the Trust Fund.

                  (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe. The cost of an Opinion of Counsel delivered pursuant to this Section 9.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  (e) The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  Section 9.02  Counterparts.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 9.03  Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least [___% of the Voting Rights] shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for [__ days] after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 9.04  Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the laws of the State of _____________ and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 9.05  Notices.

                  All demands and notices hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, Union Planters Home Equity Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018, Attention: President, with a copy to Kevin J. Buckley, Esquire, Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074 or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, (b) in the case of the Trustee, ___________________________________________, Attention:
_______________________ or such other address as may hereafter be furnished to the Depositor in writing by the Trustee, and (c) in the case of the Rating Agency, _____________________________________, New York, New York __________,
Attention: ___________________, or such other address as may hereafter be furnished to the Depositor and the Trustee in writing by the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 9.06  Notices to Rating Agency.

                  The Depositor or the Trustee, as applicable, shall notify the Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), (e) or (f) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of the statements described in clause (c) below:

                  (a)      a material change or amendment to this Agreement,

                  (b) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

                  (c) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 3.06,

                  (d)      a change in the location of the Certificate Account,

                  (e)      the occurrence of the Final Payment Date, and

                  (f)      the repurchase of any Underlying Certificate.

                  Section 9.07  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 9.08  Successors and Assigns.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

                  Section 9.09  Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the Depositor, and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                          UNION PLANTERS HOME EQUITY CORP.,
                                           as Depositor


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          -------------------------------------,
                                            as Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

STATE OF __________                 )
                                    )        ss:
COUNTY OF ___________               )

                  On the _____ day of _____, 20__ before me, a notary public in and for said State, personally appeared ______, known to me to be a ______ of Union Planters Home Equity Corp., the Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                               -------------------------------
                                                        Notary Public

[Notarial Seal]

STATE OF ___________                )
                                    )        ss:
COUNTY OF _________                 )

                  On the ____ day of _____, 20__ before me, a notary public in and for said State, personally appeared ______, known to me to be a ______ of _______________________, the [national banking association] that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                -------------------------------
                                                         Notary Public

[Notarial Seal]

                                    EXHIBIT A
                          FORM OF CLASS __ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        UNION PLANTERS HOME EQUITY CORP.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20_-_

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY OR BANK COLLECTIVE INVESTMENT FUND UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

Series 20_-_                      Aggregate Initial Certificate Principal
                                  Balance of all of the Class __ Certificates as of the Closing Date: $_____________

Class __

[Rate] Initial Certificate Principal Balance of this Certificate: $_____________

Date of Trust Agreement and
Closing Date: _____ __, 20__      Anticipated First Payment Date:
                                  _____ [__], 20__

Depositor: Union Planters Home
Equity Corp.                      Trustee:  _______________________

No. _____                         CUSIP:  ______________________

         [THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH ABOVE, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.]

                                TRUST CERTIFICATE

         evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of mortgage pass-through certificates sold by

                        UNION PLANTERS HOME EQUITY CORP.

         THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

                  This certifies that _____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Aggregate Initial Certificate Principal Balance of all of the Class __ Certificates, both as specified above) in that certain beneficial ownership interest evidenced by all of the Class __ Certificates in the Trust Fund, which consists primarily of mortgage pass-through certificates (the "Underlying Certificates") sold by the Depositor specified above (which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to an Trust Agreement dated the date specified above (the "Agreement") between the Depositor, as depositor, and the Trustee specified above, as trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, the Trustee will pay or cause to be paid on the Business Day immediately following (i) the [__] day of each month or, (ii) if such [__]th day is not a Business Day, then the next Business Day (the "Payment Date"), commencing on the anticipated first Payment Date specified above, to the Person in whose name this Certificate is registered
(x) with respect to any Payment Date that occurs in the same month as the related Distribution Date, on the last Business Day of the month preceding the month of the related Distribution Date for the Underlying Certificates or (y) with respect to any Payment Date that occurs in the month subsequent to the month in which the related Distribution Date occurs, the last Business Day in the second month preceding the month in which such Payment Date occurs

(the "Record Date"). Payments will be made from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be paid to the Holders of Class __ Certificates on such Payment Date. Reference is hereby made to the further provisions of this Certificate and the Agreement set forth herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  [So long as this Certificate is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal and interest on this Certificate by wire transfers of immediately available funds to the Clearing Agency or its nominee. Otherwise, all distributions made on any Certificate pursuant to the Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class with aggregate initial denominations of at least $___________, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least [____ Business Days] prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distribution made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.]

                  [All payments will be made or caused to be made by the Trustee either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or (ii) at the request of the Person entitled thereto, if such Person shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder is the registered holder of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $____________, in immediately available funds by wire transfer to the account of such Person at a bank or other entity having appropriate facilities therefor. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of payments allocable to principal and the principal portions of any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified above (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain distributions in respect of the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

                  As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than payments to Certificateholders, such purposes including reimbursement to the Depositor and the Trustee of certain expenses incurred by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than [___% of the Percentage Interests of each Class of Certificates] affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  [As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.]

                  [As provided in the Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.]

                  [No transfer of this Certificate will be made unless such transfer is exempt from or is made in accordance with the registration and qualification requirements of the 1933 Act and any applicable state securities laws. In the event that such transfer is to be made without such registration or qualification, (i) the Trustee will require the transferee to execute an investment letter in substantially the form required under the Agreement, which investment letter shall not be an expense of the Depositor or the Trustee, and
(ii) in the event that such transfer is not made pursuant to Rule 144A under the 1933 Act, the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Depositor and the Trustee that such transfer may be made without such registration or qualification and that such transfer will not result in the registration of the Trust Fund as an "investment company" under the Investment Company Act of 1940 (the "1940 Act"), which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor, the Trustee nor any other entity will register this Certificate under the

1933 Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. The holder of this Certificate desiring to effect such transfer shall indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. This Certificate may not be transferred to any Person other than a Person that is an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) under the Investment Company Act of 1940, as amended, or to "qualified institutional buyers" within the meaning of Rule 144A in accordance with the provisions of Section 4.02 of the Agreement.]

                  [The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.]

                  In addition, no transfer of this Certificate or any interest herein will be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, or any entity that is deemed to be investing plan assets, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each a "Plan"), unless the prospective transferee of this Certificate provides the Trustee with an Opinion of Counsel (or, if such prospective transferee is an insurance company or a bank collective investment fund, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or subject the Depositor or the Trustee to any obligation in addition to those undertaken in the Agreement or result in the imposition of an excise tax under Section 4975 of the Code. Neither the Depositor nor the Trustee will be required to obtain or pay for any such Opinion of Counsel or certification of facts on behalf of any prospective transferee of this Certificate.

                  [The Certificates are issuable in fully registered form and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Initial Certificate Principal Balance, as requested by the Holder surrendering the same.]

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of ______________________.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Trust Agreement. The Agreement provides for the Trustee to terminate each of the Underlying Trusts by a terminating purchase upon the direction of a majority in interest of the Class __ Certificates. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate of the Certificate Principal Balances of the Certificates at the time of purchase being less than or equal to [__%] of the aggregate of the Initial Certificate Principal Balances of the Certificates at the Closing Date.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor or the Trustee, as the case may be.

                  IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:  _____ __, 20__

                                        ---------------------------------------,
                                        as Trustee


                                        By:
                                           -------------------------------------
                                                    Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class __ Certificates referred to in the within-mentioned Agreement.


                                        ---------------------------------------,
                                        as Certificate Registrar


                                        By:
                                           -------------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:


                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                                    --------------------------------------------
                                    Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payments shall be made, by wire transfer or otherwise, in immediately available funds to ___________________ for the account of ___________________, account number ______________, or, if mailed by check, to ____________________.
Applicable statements should be mailed to _______________________. This information is provided by _______________________, the assignee named above, or __________________, as its agent.

                                    EXHIBIT B
                          FORM OF CLASS __ CERTIFICATE

                        UNION PLANTERS HOME EQUITY CORP.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20_-_

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED UNLESS IT IS REGISTERED OR QUALIFIED PURSUANT TO THE 1933 ACT AND SUCH LAWS OR IS TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION AND QUALIFICATION UNDER THE 1933 ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 4.02 OF THE TRUST AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT"). THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO QUALIFIED INSTITUTIONAL BUYERS WITHIN THE MEANING OF RULE 144A IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY OR BANK COLLECTIVE INVESTMENT FUND UNDER THE CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION OF FACTS UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT), SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR, THAT SUCH DISPOSITION WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE A TRANSFER AFFIDAVIT TO THE EFFECT THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL AUTHORITY), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT

FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME, (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN
SECTION 1381(A)(2)(C) OF THE CODE OR (E) ANY OTHER PERSON DESIGNATED BY THE TRUSTEE BASED ON AN OPINION OF COUNSEL, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS TO THE PROPOSED TRANSFER. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS CERTIFICATE. IF A TAX IS IMPOSED ON THE TRUST FUND AS A RESULT OF THE ACQUISITION OF THIS CERTIFICATE BY A DISQUALIFIED ORGANIZATION, SUCH DISQUALIFIED ORGANIZATION SHALL BE LIABLE TO REIMBURSE THE TRUST FUND FOR SUCH TAX. EACH HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON (AS DEFINED IN THE AGREEMENT).

Series 20_-_                               Depositor: Union Planters Home Equity
                                           Corp.

Class __
                                           Percentage Interest Evidenced by this
No. _____                                  Certificate: _____%

CUSIP: ___________                         Anticipated First Payment Date:
                                           _____ __, 20__
Date of Trust Agreement and
Closing Date: _____ __, 20__               Trustee: ____________________________

                                TRUST CERTIFICATE

         evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of mortgage pass-through certificates sold by

                        UNION PLANTERS HOME EQUITY CORP.

         THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

                  This certifies that _____________________________ is the
registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by all of the Class __ Certificates in the Trust Fund, which consists primarily of mortgage pass-through certificates (the "Underlying Certificates") sold by the Depositor specified above (which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated the date specified above (the "Agreement") between the Depositor, as depositor, and the Trustee specified above, as trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, the Trustee will pay or cause to be paid on the Business Day immediately following (i) the [__] day of each month or, (ii) if such [__] day is not a Business Day, then the next Business Day (the "Payment Date"), commencing on the anticipated first Payment Date specified above, to the Person in whose name this Certificate is registered
(x) with respect to any Payment Date that occurs in the same month as the related Distribution Date, on the last Business Day of the month preceding the month of the related Distribution Date for the Underlying Certificates or (y) with respect to any Payment Date that occurs in the month subsequent to the month in which the related Distribution Date occurs, the last Business Day in the second month preceding the month in which such Payment Date occurs (the "Record Date"). Payments will be made from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be paid to the Holders of Class __ Certificates on such Payment Date. Reference is hereby made to the further provisions of this Certificate and the Agreement set forth herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  All payments will be made or caused to be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office of the Trustee.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified above (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain distributions in respect of the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

                  As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than payments to Certificateholders, such purposes including reimbursement to the Depositor and the Trustee of certain expenses incurred by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than [___%] of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate initial Certificate Principal Balance will be issued to the designated transferee or transferees.

                  No transfer of this Certificate will be made unless such transfer is exempt from or is made in accordance with the registration and qualification requirements of the 1933 Act and any applicable state securities laws. In the event that such transfer is to be made without such registration or qualification, (i) the Trustee will require the transferee to execute an investment letter in substantially the form required under the Agreement, which investment letter shall not be an expense of the Depositor or the Trustee, and
(ii) in the event that such transfer is not made pursuant to Rule 144A under the 1933 Act, the Depositor may direct the Trustee to require an Opinion of Counsel satisfactory to the Depositor and the Trustee that such transfer may be made without such registration or qualification and that such transfer will not result in the registration of the Trust Fund as an "investment company" under the Investment Company Act of 1940 (the "1940 Act"), which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor, the Trustee nor any other entity will register this Certificate under the 1933 Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. The holder of this Certificate desiring to effect such transfer shall indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. This Certificate may not be transferred to any Person other than a Person that is a "qualified institutional buyer" within the meaning of Rule 144A in accordance with the provisions of
Section 4.02 of the Agreement.

                  In addition, no transfer of this Certificate or any interest herein will be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, or any entity that is deemed to be investing plan assets, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each a "Plan"), unless the prospective transferee of this Certificate provides the Trustee with an Opinion of Counsel (or, if such prospective transferee is an insurance company or a bank collective investment fund, a certification of facts) which establishes to the satisfaction of the Depositor and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or subject the Depositor or the Trustee to any obligation in addition to those undertaken in the Agreement or result in the imposition of an excise tax under Section 4975 of the Code. Neither the Depositor nor the Trustee will be required to obtain or pay for any such Opinion of Counsel or certification of facts on behalf of any prospective transferee of this Certificate.

                  The Certificates are issuable in fully registered form and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Initial Certificate Principal Balance, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this

Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of _______________.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Trust Agreement. The Agreement provides for the Trustee to terminate each of the Underlying Trusts by a terminating purchase upon the direction of a majority in interest of the Class __ Certificates. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate of the Certificate Principal Balances of the Certificates at the time of purchase being less than or equal to [__%] of the aggregate of the Initial Certificate Principal Balances of the Certificates at the Closing Date.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The recitals contained herein shall be taken as statements of the Depositor or the Trustee, as the case may be.

                  IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated: _____ __, 20__


                                                -------------------------------,
                                                as Trustee


                                                By:
                                                   -----------------------------
                                                        Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class __ Certificates referred to in the within-mentioned Agreement.


                                                -------------------------------,
                                                as Certificate Registrar


                                                By:
                                                   -----------------------------
                                                         Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like denomination and class to the above named assignee and deliver such Certificate(s) to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:


                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                                    --------------------------------------------
                                    Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payments shall be made, by wire transfer or otherwise, in immediately available funds to ___________________ for the account of ___________________, account number ______________, or, if mailed by check, to ____________________.
Applicable statements should be mailed to _______________________. This information is provided by _______________________, the assignee named above, or __________________, as its agent.

                                   EXHIBIT C

                        UNDERLYING CERTIFICATE SCHEDULE

         1.

         2.

         3.

         4.

         5.

                                   EXHIBIT D
                          FORM OF TRANSFEREE AGREEMENT


                                           _____________, 20__

Union Planters Home Equity Corp.
7130 Goodlett Farms Parkway
Cordova, Tennessee  38018
Attention:  President

[Trustee]
[Address]
[Address]
Attention:  Corporate Trust Services

   Re:      Union Planters Home Equity Corp. Mortgage Pass-Through Certificates
                     Series 20_-_, Class __

Gentlemen:

                  _____________________________________ (the "Transferee")
intends to acquire from ________________________________________ (the
"Transferor") $________________ Initial Certificate Principal Balance of Union Planters Home Equity Corp. Mortgage Pass-Through Certificates, Series 20_-_, Class ___ (the "Certificates"), issued pursuant to the Trust Agreement (the "Agreement") dated _____ __, 20__ between Union Planters Finance Acceptance Corp., as depositor (the "Depositor"), and _________________, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

                  In connection with such acquisition, the Transferee hereby certifies and agrees:

                  1.       The Transferee is acquiring the Certificates either
         (a) for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Transferee's property shall at all times be and remain within its control, or (b) for resale to "Qualified Institutional Buyers" within the meaning of Rule 144A under the 1933 Act and in accordance with the provisions of the Agreement.

                  2. The Transferee has received, and has had an opportunity to review, (a) a copy of the [Offering Circular] dated _____ __, 20__ relating to the Certificates (the "Memorandum"), (b) a copy of the Agreement and (b)(c) such other information concerning the Certificates, the Trust Fund and the Depositor as has been requested by the Transferee and is relevant to the Transferee's decision to purchase the Certificates. The Transferee has had any questions arising from such review answered by the Depositor to the satisfaction of the Transferee. If the Transferee was provided with a copy of the Memorandum, the Transferee acknowledges that the Underlying Memoranda and the Distribution Date Statements (each as defined in the Memorandum) were not prepared by the Depositor or any of its affiliates and that neither the Depositor nor any of its affiliates has made any representation or warranty as to the accuracy or completeness of the information contained therein, and the Transferee agrees that it will not look to the Depositor or any of its affiliates with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (i) any error or omission, or alleged error or omission, contained therein or (ii) any information, development or event arising after the respective dates thereof. Further, if the Transferee did not acquire the Certificates from the Transferor in connection with the initial distribution of the Certificates and was provided with a copy of the Memorandum related to the original sale (the "Original Sale") of the Certificates by the Depositor, the Transferee acknowledges that such Memorandum was provided to it by the Transferor, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and neither the Depositor nor any of its affiliates participated in or facilitated in any way the acquisition of the Certificates by the Transferee from the Transferor, and the Transferee agrees that it will look solely to the Transferor and not to the Depositor or any of its affiliates with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (i) any error or omission, or alleged error or omission, contained in the Memorandum or
         (ii) any information, development or event arising after the date of the Memorandum.

                  3. The Transferee is an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) under the Investment Company Act of 1940, as amended (the "1940 Act"), and has such expertise, knowledge and sophistication in financial and business matters generally, and in financial and business matters related to securities similar to the Certificates in particular, as to be capable of evaluating the merits and risks of an investment in the Certificates. The Transferee (or any account referred to above) is able to bear the economic risks of such an investment.

                  4. The Transferee will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates by the Transferee.

                  5. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), (b) the Depositor is not required to so register the Certificates, (c) the Certificates may be resold only if registered pursuant to the provisions of the 1933 Act, or if an exemption from such registration is available, (d) the Certificates may not be resold if such transfer would result in the registration of the Trust Fund as an "investment company" under the 1940 Act, (e) the Agreement contains restrictions regarding the transfer of the Certificates, (f) the Certificates will bear a legend to the foregoing effect and (g) a stop order may be placed in the certificate register relating to the Certificates against the transfer of any Certificate subject to compliance with the 1933 Act, the rules and regulations thereunder and state securities laws.

                  6. The Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers a certification of facts and an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor to the effect that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or subject the Trustee or the Depositor to any obligation in addition to these undertaken in the Agreement or result in the imposition of an excise tax under Section 4975 of the Code.

                  7. The Transferee will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the 1933 Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933
         Act or any state securities law, that would result in the registration of the Trust Fund as an "investment company" under the 1940 Act, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Agreement. Without limiting the generality of the foregoing sentence, if the Transferee sells any of the Certificates, the Transferee will comply with any applicable requirements set forth in Section 4.02 of the Agreement, and if the Transferee sells any of the Certificates, the Transferee will obtain from any purchaser any representations required pursuant to Section 4.02 of the Trust Agreement.


                                                     Very truly yours,

                                             ----------------------------------
                                             (Transferee)

                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT E
                         FORM OF RULE 144A CERTIFICATE

            Description of Rule 144A Securities, including numbers:

                        UNION PLANTERS HOME EQUITY CORP.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 20_-_, CLASS ___

              $____________ INITIAL CERTIFICATE PRINCIPAL BALANCE

           ISSUED PURSUANT TO A TRUST AGREEMENT DATED _____ __, 20__
          BETWEEN UNION PLANTERS HOME EQUITY CORP., AS DEPOSITOR (THE
               "DEPOSITOR"), AND ____________________, AS TRUSTEE


                  The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Depositor pursuant to Section 4.02 of the Agreement as follows:

                           a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor and the Trustee.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers and understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3].     The Buyer is not an employee benefit plan subject to
the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers a certification of facts and an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor to the effect that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or subject the Trustee or the Depositor to any obligation in addition to these undertaken in the Agreement or result in the imposition of an excise tax under Section 4975 of the Code.

                  [3/4]. If the Buyer was provided with a copy of the [Offering Circular] dated _____ __, 20__ (the "Memorandum") relating to the Rule 144A Securities, the Buyer acknowledges that the Underlying Memoranda and the Distribution Date Statements (each as defined in the Memorandum) were not prepared by the Depositor or any of its affiliates and that neither the Depositor nor any of its affiliates has made any representation or warranty as to the accuracy or completeness of the information contained therein, and the Buyer agrees that it will not look to the Depositor or any of its affiliates with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (i) any error or omission, or alleged error or omission, contained therein or (ii) any information, development or event arising after the respective dates thereof.

                  [4/5]. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



--------------------------------             --------------------------------
    Print Name of Transferor                        Print Name of Buyer

By:                                          By:
   -----------------------------                -----------------------------
Name:                                        Name:
Title:                                       Title:

Taxpayer Identification:                     Taxpayer Identification:

No.                                          No.
   -----------------------------                -----------------------------

Date:                                        Date:
     ---------------------------                  ---------------------------

                                                           ANNEX 1 TO EXHIBIT E


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         ___      Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Will the Buyer be purchasing the Rule 144A Securities only for the Buyer's own account?

                                Yes[ ] No[ ].

         If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Buyer purchases the Rule 144A Securities. Unless such notice is given, the Buyer's purchase of the Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                     ------------------------------------------
                                     Print Name of Buyer


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     Date:
                                          -------------------------------------

                                                           ANNEX 2 TO EXHIBIT E


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Buyer purchases the Rule 144A Securities. Unless such notice is given, the Buyer's purchase of the Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                             ----------------------------------
                                             Print Name of Buyer


                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             IF AN ADVISER:


                                             ----------------------------------
                                             Print Name of Buyer


                                             Date:
                                                  -----------------------------

                                   EXHIBIT F

                        TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                                    )
                                            )   ss.:
COUNTY OF                                   )

                  ___________________, being first duly sworn, deposes, represents and warrants:

         1. That he is [Title of Officer] of [Name of Owner] a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________] [the United States], (the "Owner"), record or beneficial owner of Union Planters Home Equity Corp. Mortgage Pass-Through Certificates, Series 20_-_, Class __ (the "Class __ Certificates"), on behalf of which he makes this affidavit and agreement. The Class __ Certificates were issued pursuant to the Trust Agreement dated _____ __, 20__ (the "Agreement") between Union Planters Home Equity Corp., as depositor, and __________, as trustee (the "Trustee").

         2. That the Owner (i) is and will be a "Permitted Transferee" as of _______________, 20__ and (ii) is acquiring the Class __ Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit),
(ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Internal Revenue Code of 1986 (the "Code")) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class __ Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class __ Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         3. That the Owner is aware (i) of the tax that would be imposed on the Trust Fund if a Class __ Certificate is transferred to a disqualified organization under Section 860E(e)(6) of the Code and that any Owner that is a disqualified organization will be obligated to reimburse the Trust Fund for any such tax; (ii) that the Underlying Residual Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of an ownership interest in a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax; and (iii) that the Underlying Residual Certificates may have "tax avoidance potential" within the meaning of Treasury regulation section 1.860G-3(a)(2) and that the transferor of an ownership interest in an Underlying Residual Certificate with "tax avoidance potential" to a Non-United States Person will remain liable for any taxes due with respect to the income on such certificate.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class __ Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

         5. That the Owner is aware that the Trustee will not register the transfer of any Class __ Certificates unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class __ Certificates will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

         7.       That the Owner's taxpayer identification number is __________.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class __ Certificates and the provisions of Section 4.02 of the Agreement under which the Class __ Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Class __ Certificates in violation of Section 4.02 of the Agreement); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner is not acquiring and will not transfer the Class __ Certificates in order to impede the assessment or collection of any tax.

         10. That the Owner anticipates that it will, so long as it holds the Class __ Certificates, have sufficient assets to pay any taxes owed by the holder of such Class __ Certificates.

         11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class __ Certificates.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class __ Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class
__ Certificates that the Owner intends to pay taxes associated with holding the Class __ Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class __ Certificates.

         13. That the Owner is not acquiring the Class __ Certificates with the intent to transfer the Class __ Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class __ Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class __ Certificates remain outstanding.

         14. That Owner will, in connection with any transfer that it makes of the Class __ Certificates, obtain from its transferee the representations required by Section 4.02(d) of the Agreement under which the Class __ Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

         15. That Owner will, in connection with any transfer that it makes of the Class __ Certificates, represent and warrant that it is not transferring the Class __ Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class __ Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class __ Certificates remain outstanding and;
(iii) is not a "Permitted Transferee".

         16.      That the Owner is a United States Person.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [TITLE OF OFFICER], attested by its [Assistant Secretary], this ___ day of _______, 20__.


                                          [NAME OF OWNER]



                                       By:
                                          -------------------------------------
                                          Name:   [NAME OF OFFICER]
                                          Title:  [TITLE OF OFFICER]


ATTEST:



----------------------------
[Assistant] Secretary


             Personally appeared before me the above-named [NAME OF OFFICER], known or proved to me to be the same person who executed the foregoing instrument and to be a [TITLE OF OFFICER] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

             Subscribed and sworn before me this _____ day of _______, 2000.


                                    -----------------------------------------
                                    NOTARY PUBLIC

                                    COUNTY OF _____
                                    STATE OF __________
                                    My Commission expires the ___ day of
                                    ________________, 20 __.

                                   EXHIBIT G

                    FORM OF ERISA REPRESENTATION LETTER FOR
                              INSURANCE COMPANIES
                        BANK COLLECTIVE INVESTMENT FUNDS



                                        ______________, 20__


Union Planters Home Equity Corp.
7130 Goodlett Farms Parkway
Cordova, Tennessee  38018
Attention:  President

[Trustee]
[Address]
[Address]
Attention:  Corporate Trust Services


                  Re:      Union Planters Home Equity Corp.
                           Mortgage Pass-Through Certificates
                           Series 20_-_, Class ___


Gentlemen:

                  __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Union Planters Home Equity Corp. Mortgage Pass-Through Certificates, Series 20_-_, Class ___ (the "Certificates"), issued pursuant to a Trust Agreement (the "Agreement") dated _____ __, 20__ between Union Planters Home Equity Corp., as depositor (the "Depositor"), and ___________________, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

                  The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. The Certificates will not be transferred to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan").

                  2.       Either (a) the Transferee is an insurance company and
(i) the source of funds used to purchase the Certificates, is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") issued by the United States Department of Labor (the "DOL") and there is no plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other plans maintained by the same employer (or
"affiliate" thereof, as defined in PTCE 95-60), or by the same employee organization, exceed 10% of the total reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of acquisition of the Certificates or (ii) the source of funds used to purchase the Certificates is an "insurance company pooled separate account" (as such term is defined in Prohibited Transaction Class Exemption 90-1 issued by the DOL ("PTCE 90-1")) and that there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 90-1), or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such pooled separate account (as determined under PTCE 90-1) as of the date of acquisition of the Certificates or (b) the Transferee is a bank collective investment fund and the source of funds used to purchase the Certificates is a "collective investment fund" (as defined in Prohibited Transaction Class Exemption 91-38 issued by the DOL ("PTCE 91-38")) and that there is no Plan, the interests of which together with the interests of any other Plans maintained by the same employer or employee organization in the collective investment fund does not exceed 10% of the total of all assets in the collective investment fund (as determined under PTCE 91-38) as of the date of acquisition of the Certificates.

                                        Very truly yours,


                                        --------------------------------------
                                                  (Transferee)



                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:


                                      -2-